SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 20, 2006

MOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31409	74-2834515
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12515 Research Boulevard, Building 5 Austin, Texas	78759-2220
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (512) 339-8335

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Motive, Inc. (the “Company”) and Mr. Mike Fitzpatrick entered into an Employment Agreement (the “Employment Agreement”) on October 20, 2006 in conjunction with the effectiveness of his appointment as the Company’s Chief Financial Officer (“CFO”), as described in Item 5.02 of this Current Report on Form 8-K. His Employment Agreement has an initial term of one year which may be extended upon mutual agreement. Mr. Fitzpatrick will receive an annual base salary of $200,000 and is eligible to receive an annual Target Bonus (as defined in his Employment Agreement) of up to $60,000 based on the achievement of certain individual and company performance objectives. In connection with his Employment Agreement, the Company has granted Mr. Fitzpatrick stock options to purchase an aggregate of 100,000 shares of the Company’s Common Stock, par value $0.001, under the Company’s Amended and Restated Equity Incentive Plan. Such stock options will vest in twelve equal installments, commencing on December 31, 2006 and continuing thereafter on each succeeding December 31st, March 31st, June 30th and September 30th and automatically upon a Change in Control (as defined in his Employment Agreement). Upon a Change in Control (as defined in his Employment Agreement), the Company will pay Mr. Fitzpatrick, in lieu of severance payments, an amount equal to his aggregate base monthly salary for a period of six months plus his Target Bonus for the year of termination assuming full achievement of the applicable performance targets by both Mr. Fitzpatrick and the Company. A copy of Mr. Fitzpatrick’s Employment Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a) Ms. April Downing––Departure of Principal Accounting Officer and Acting Chief Financial Officer.

As previously disclosed, on August 4, 2006, Ms. April Downing tendered her resignation from all positions with the Company and its subsidiaries, including her positions as Principal Accounting Officer, Acting Chief Financial Officer and Vice President of Finance and Investor Relations, to be effective following the completion of the Company’s previously announced restatement of its financial statements. As disclosed on October 16, 2006, recent developments have caused Motive to become uncertain regarding its ability to achieve the previously disclosed November 30, 2006 outside date for completion of the restatement. Because Ms Downing had already served as Acting Chief Financial Officer longer than she initially anticipated, because the restatement process was taking longer than anticipated when she tendered her resignation on August 4, 2006 and because she wished to pursue another professional opportunity, Ms. Downing asked that Motive’s Board of Directors accelerate the date for accepting her resignation to October 20, 2006. The Motive Board considered this request and the willingness of Mr. Mike Fitzpatrick to accelerate the effectiveness of his election as the Company’s Chief Financial Officer to that same date. Thus, effective as of the close of business on October 20, 2006, the Motive Board accepted Ms. Downing’s resignation from all offices held at Motive and simultaneously accelerated the effectiveness of Mr. Fitzpatrick’s election as the Company’s Chief Financial Officer. Ms. Downing has agreed to remain in the Company’s employ through at least November 1, 2006 and to provide transitional services during this period. The Company and Ms. Downing are in discussions regarding her providing additional services after November 1, 2006 on a consulting basis.

(b) Mr. Mike Fitzpatrick––Appointment of Chief Financial Officer.

As previously disclosed, on August 7, 2006, the Motive Board elected Mr. Mike Fitzpatrick, 52, as the Company’s Chief Financial Officer, to be effective upon Ms. Downing’s departure following completion of the Company’s restatement of its financial statements. For the reasons noted above, however, the Motive Board accelerated the effectiveness of Mr. Fitzpatrick’s election as Chief Financial Officer to the close of business on October 20, 2006.

Prior to joining the Company, Mr. Fitzpatrick served as Chief Financial Officer for QuickArrow, a computer software/services company. From July 2003 to July 2005, Mr. Fitzpatrick was Chief Financial Officer at Traq Wireless, another computer software/services company. Prior to serving at Traq Wireless, Mr. Fitzgerald served as Chief Financial Officer at Lane15Software, a start-up software company. Mr. Fitzgerald has also served as corporate controller at Ashton-Tate, a public computer software company, as well as Chief Financial Officer at ibooks.com, Collective Technologies, Technology Works, Inc., and Frame Technology Corporation. Mr. Fitzgerald is a Certified Public Accountant and holds degrees from Bowling State University (Bachelor of Science) and Rochester Institute of Technology (Master of Business Administration).

The terms of Mr. Fitzpatrick’s employment are set out in an Employment Agreement as described in Item 1.01 of this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On October 24, 2006, the Company issued a press release (the “Press Release”) announcing that the Motive Board’s election of Mike Fitzpatrick as Chief Financial Officer, and the resignation of Ms. Downing from all offices with the Company and its subsidiaries, both became effective as of the close of business on October 20, 2006. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 are deemed to be furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” for purposes of the Exchange Act.

10.1	Employment Agreement, dated October 20, 2006 by and between Motive, Inc. and Mike Fitzpatrick.

99.1	Press release dated October 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIVE, INC.

Date: October 24, 2006	By:	/s/ Alfred T. Mockett
Alfred T. Mockett
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
10.1	Employment Agreement, dated October 20, 2006 by and between Motive, Inc. and Mike Fitzpatrick.

99.1	Press release dated October 24, 2006.